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                                                                    Exhibit 23.2


                     Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 24, 1997, with respect to the financial statements of Stowe Machine Company Incorporated, included in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-43011) and related Prospectus of Ladish Co., Inc. for the Registration of shares of its common stock.


                                                 ERNST & YOUNG LLP


Hartford, Connecticut
February 19, 1998